UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Shareholders

International Growth & Income Fund	October 31, 2012

The views and opinions in this report were current as of October 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The global economy remained under stress since our last report, but forceful monetary policy actions provided a modest boost to stocks in many developed markets outside the U.S. Corporate profits held up better than many expected in this difficult environment, which also supported stock prices. Returns would have been better for U.S. investors if not for a decline in the euro early in our fiscal year, which reflected the ongoing debt crisis in Europe. We were able to record a solid return over our fiscal year, but our returns were roughly flat over the past six months as we lagged our benchmark.

Your fund returned 0.08% during the six months and 4.47% over the 12 months ended October 31, 2012. The fund trailed the MSCI EAFE (Europe, Australasia, and Far East) Index and the Lipper International Multi-Cap Value Funds Average in both periods, as shown in the Performance Comparison table. With the global economy still unsettled, nervous investors sought out higher-quality stocks within our investment universe, which did not favor our approach. Despite lagging recently, the fund’s longer-term performance continues to compare favorably to that of its peers, placing it within the top quartile over the 5- and 10-year periods. Based on cumulative total return, Lipper ranked the International Growth & Income Fund 44 of 82, 19 of 72, 13 of 59, and 9 of 38 international multi-cap value funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2012, respectively. (Past performance cannot guarantee future results. Results for the Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.)

The fund continues to seek long-term appreciation by building a diversified portfolio of established non-U.S. companies with prospects for capital appreciation and growing dividend payments. Although the fund invests primarily in developed market countries, it also maintains exposure to emerging markets. Our investment process is built upon fundamental research that can identify undervalued companies with good prospects for appreciation. Our research staff also looks for earnings growth potential and catalysts that help realize value. Finally, the fund’s country and sector allocations are driven primarily by bottom-up stock selection but also are influenced by an assessment of macroeconomic prospects.

MARKET REVIEW

Global markets were modestly higher since our last report, thanks largely to aggressive policy moves in both developed and emerging economies. Over our fiscal year, markets were solidly higher as they rebounded from the sharp sell-off late in 2011. Performance varied widely among regions, with northern Europe generally faring best, along with Hong Kong. Japan was the only major developed market to suffer a decline over the past year, although its economic performance was not notably worse than that of some European nations.

Central banks around the world were a primary factor driving the rebound over the past year. In late 2011, the European Central Bank (ECB) announced the long-term refinancing operation, which eased the Continent’s financial crisis by providing cheap financing to its banks. Global stocks rallied in response, although new signs of weakness in Spain’s banking system, along with rising sovereign bond yields in Spain and Italy, threatened a renewed crisis in Europe in the summer. In July, ECB President Mario Draghi pledged to do “whatever it takes” to save the euro, which helped spark another global rally. The U.S. Federal Reserve soon announced its own plan for further stimulus, and the ECB’s pledge in September to buy government debt directly from countries requesting a bailout further boosted markets.

Even as equity markets rallied, however, growth in developed markets remained weak. Fiscal austerity measures in Europe weighed on domestic consumption, pushing several important economies back into recession. Due in part to slowing demand from Europe, exports from North America and Asia declined, which was reflected in falling commodity prices. Emerging economies generally fared better, but they felt the slowdown in exports. China’s growth slowed substantially in 2012, exacerbating worries about how the country would handle its political transition scheduled for the end of the year. Falling commodities demand in China caused growth in Brazil to slow sharply as well, prompting its central bank to slash interest rates and the government to cut taxes.

PORTFOLIO PERFORMANCE AND STRATEGY

Given the eurozone’s sovereign debt and banking crisis, it may be somewhat surprising to note that the fund’s financials holdings offered some of its best returns—thanks in part to our limited exposure to the eurozone region. One of our top performers was Australian insurer Suncorp Group, which has regional banking operations alongside its business in life and casualty insurance. We initiated a position in Suncorp following the 2008 financial crisis, which saw a cyclical downturn in the insurance market. The insurer was also hit by large claims following flooding in Australia and an earthquake in New Zealand. In our experience, poor performance is often a catalyst for change. New management improved reporting procedures, and the company has benefited from the cyclical upturn in the insurance market. Another top performer was Norwegian bank DNB. The company was attractive to us as the largest player in an oligopolistic and reasonably regulated market. Concerns over exposure to the global shipping downturn and other factors had caused the stock to trade below the company’s book value, and we have benefited in recent months as these concerns have proven overblown. Finally, we saw good results from Tokyo real estate developer Mitsui Fudosan. While the Japanese economy has continued to struggle, Mitsui Fudosan has benefited from a cyclical upturn in the local property market, and a desire for newer, earthquake-proof buildings. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

In some cases, we did not exit our European positions soon enough, and some of our biggest detractors in the financials sector—which represents nearly one-quarter of the portfolio—were exposed to the region. As demonstrated by our different approach to the two Banco Santanders, we do not let our assessment of a country’s economic prospects dictate our investments, but it does factor into our decisions. The parent bank has substantial exposure to the Spanish economy, which has been contracting dramatically as the government undertakes austerity programs to deal with the country’s massive debt load. While Banco Santander still has some valuable assets in both Brazil and Spain, we determined that we were unable to value them given the uncertainty in the latter, and we sold the bulk of our position. Conversely, we added a new position in Banco Santander Brasil. Although the stock has performed poorly due to the slowdown in Brazil’s economy, we have faith in its long-term potential. The company trades below book value and is significantly less leveraged than many competitors. We believe that the bank’s attractive valuation will become more obvious over time as it is able to put its balance sheet capacity to work and as the Brazilian economy improves. We liquidated our stakes in Societe Generale (France) and Royal Bank of Scotland, but both weighed on results earlier in the period.

The health care sector was also a strong area for the fund. German drugmaker Bayer attracted our attention in the third quarter of 2011 after poor testing results in the U.S. for its blood-thinning medication Xeralto weighed on the stock. In fact, as hopes that Xeralto would be approved in the U.S. faded, the stock plunged to a point where we determined that the Xeralto potential and the company’s chemicals business—which provides roughly half of its revenue—was not being assigned any value. We initiated a position in the belief that the company’s assets would eventually be rerated. We have since been amply rewarded as the blood thinner eventually gained approval in the U.S. France’s Sanofi and Switzerland’s Novartis were also very strong performers over the past six months.

Our industrials holdings were a mixed bag over the past year. The deteriorating global economy took a toll on several of our holdings, and we eliminated positions where we perceived a structural downturn was at work. For example, thanks in part to the insights of our energy analysts, we believe oil prices may have reached a long-term cyclical peak. This was one factor in our decision to sell our holdings in Maersk, a Danish conglomerate with heavy exposure to oil production and development. Similarly, we sold our position in building products distributor Compagnie de Saint-Gobain, a French firm reliant on the struggling core economies in Europe. We replaced these holdings with a new position in Germany’s GEA Group, which supplies complex and high-specification equipment to food processors. GEA should benefit as emerging market consumers eat more processed food, and we expect the company to operate more efficiently as it integrates the companies it has acquired in recent years through mergers and acquisitions.

Recent months have also seen a shift in our telecommunications exposure away from stagnant developed markets. Aside from operating in a poor economic environment, Spain’s Telefonica has a high debt load and a deteriorating competitive position in the mobile arena. We sold our remaining stake in the firm, but it still weighed on results. We’re hoping to compensate in part for our disappointment in Telefonica through a new investment in spinoff Telefonica Deutschland Holdings—the product of a distressed sale by its corporate parent. The company operates in the much more stable German market, and we are encouraged that it is taking market share. South Korea’s SK Telecom was one of our top contributors over the past six months. Koreans enjoy some of the lowest cellphone rates in the world, and we initiated a position when our thesis discounted further price decline and value destruction. Our thesis is that this pricing environment will eventually improve for providers (if not customers) as the cost of capital drives more rational behavior.

Consumer discretionary holdings boosted results for the year but detracted recently. The beginnings of a cyclical upturn in the UK’s housing market boosted shares of homebuilder Persimmon, making it one of our top performers. We bought the company when it was trading at less than book value in the midst of the housing downturn, and we still believe the shares are attractively valued, especially given its excellent cash flow generation. Many of our holdings felt the global slowdown in consumer spending, however. We saw poor results from Japanese specialty retailers Gome Electrical Appliances and Yamada Denki. We sold our position in Gome based on our assessment that the company is not only suffering from a cyclical downturn, but will also be hampered over the long term by a poor online strategy. Conversely, we are maintaining our position in consumer electronics retailer Yamada Denki, which was been hurt by weak demand for televisions exacerbated by the end of consumer subsidies in Japan. We believe the barriers to entry in the industry will eventually bring about improved earnings for the company, however. For different reasons, we are also maintaining our position in Canon, one of the best-managed companies in Japan. We acknowledge a structural issue here: The booming tablet market is likely to weigh on sales of printer and copier supplies, which is an important source of earnings for the company. However, the growth of demand in emerging markets appears to be compensating for falling demand in Europe and North America, and Canon maintains a strong business in high-end digital cameras.

INVESTMENT OUTLOOK

Although many markets were modestly higher since our last report, evidence is scant that the global economy has turned a corner. Indeed, the economic malaise in Europe has spread steadily northward into the Continent’s core economies, with France dipping back into recession and even Germany showing signs of contraction in its vital manufacturing sector. A more comprehensive and unified approach to the region’s sovereign debt crisis has helped boost equity markets, but high levels of uncertainty have led many companies to warn of deteriorating earnings over the medium term. Japan has its own fiscal and demographic burdens, and the country’s strong currency is weighing on its important export sector. While we continue to find attractive investment opportunities with the help of our Tokyo-based analysts, we remain underweight in Japan relative to our benchmark.

Emerging markets’ prospects generally appear brighter, even as the transition from growth driven by exports to domestic demand is proving to be a bumpy one. We have only a modest direct allocation to emerging markets, but it is our largest variation from our benchmark. As the discussion above indicates, growing emerging markets demand is also a theme that runs through many of our investments in developed markets.

Generally, we remain mindful that uncertainty creates opportunity for value-minded investors with longer-term time horizons. Stocks in many sectors and regions are trading at what we believe are very attractive valuations. As we have described before, patience is the hallmark of our investment approach, and we are confident that we are finding companies that will eventually see better earnings and revenues, even if their host economies remain lackluster. We look forward to reporting to you on the results of this search in six months.

Respectfully submitted,

Jonathan H.W. Matthews
Chairman of the fund’s Investment Advisory Committee

November 14, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE					
Beginning of period	$ 12.41	$ 13.32	$ 12.15	$ 9.73	$ 20.43
Investment activities					
Net investment income[1]	0.36	0.37	0.31	0.32	0.47
Net realized and unrealized gain (loss)	0.15	(0.98)	1.16	2.51	(9.85)
Total from investment activities	0.51	(0.61)	1.47	2.83	(9.38)
Distributions					
Net investment income	(0.34)	(0.30)	(0.28)	(0.41)	(0.36)
Net realized gain	–	–	(0.02)	–	(0.96)
Total distributions	(0.34)	(0.30)	(0.30)	(0.41)	(1.32)
NET ASSET VALUE					
End of period	**$ 12.58**	**$ 12.41**	**$ 13.32**	**$ 12.15**	**$ 9.73**

Ratios/Supplemental Data

Total return[2]	**4.47%**	**(4.71)%**	**12.29%**	**30.28%**	**(48.75)%**
Ratio of total expenses to average net assets	0.87%	0.87%	0.89%	0.94%	0.89%
Ratio of net investment income to average net assets	2.95%	2.82%	2.51%	3.25%	3.05%
Portfolio turnover rate	29.9%	26.3%	31.3%	16.6%	23.8%
Net assets, end of period (in millions)	$ 5,600	$ 4,151	$ 3,227	$ 2,544	$ 1,711

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE					
Beginning of period	$ 12.46	$ 13.37	$ 12.17	$ 9.72	$ 20.40
Investment activities					
Net investment income[1]	0.33	0.36	0.28	0.32	0.44
Net realized and unrealized gain (loss)	0.16	(1.00)	1.17	2.50	(9.83)
Total from investment activities	0.49	(0.64)	1.45	2.82	(9.39)
Distributions					
Net investment income	(0.28)	(0.27)	(0.23)	(0.37)	(0.33)
Net realized gain	–	–	(0.02)	–	(0.96)
Total distributions	(0.28)	(0.27)	(0.25)	(0.37)	(1.29)
NET ASSET VALUE End of period	$ 12.67	$ 12.46	$ 13.37	$ 12.17	$ 9.72

Ratios/Supplemental Data

	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Total return[2]	4.22%	(4.91)%	12.08%	30.08%	(48.81)%
Ratio of total expenses to average net assets	1.10%	1.07%	1.07%	1.07%	1.07%
Ratio of net investment income to average net assets	2.72%	2.64%	2.27%	3.23%	2.79%
Portfolio turnover rate	29.9%	26.3%	31.3%	16.6%	23.8%
Net assets, end of period (in thousands)	$ 148,381	$ 186,842	$ 224,057	$ 226,459	$ 211,260

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

R Class

	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE					
Beginning of period	$ 12.34	$ 13.25	$ 12.11	$ 9.66	$ 20.24
Investment activities					
Net investment income[(1)]	0.30	0.32	0.24	0.28	0.37
Net realized and unrealized gain (loss)	0.16	(0.99)	1.16	2.50	(9.74)
Total from investment activities	0.46	(0.67)	1.40	2.78	(9.37)
Distributions					
Net investment income	(0.26)	(0.24)	(0.24)	(0.33)	(0.25)
Net realized gain	–	–	(0.02)	–	(0.96)
Total distributions	(0.26)	(0.24)	(0.26)	(0.33)	(1.21)
NET ASSET VALUE					
End of period	**$ 12.54**	**$ 12.34**	**$ 13.25**	**$ 12.11**	**$ 9.66**

Ratios/Supplemental Data

	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Total return[(2)]	**3.99%**	**(5.17)%**	**11.72%**	**29.73%**	**(48.93)%**
Ratio of total expenses to average net assets	1.40%	1.36%	1.36%	1.36%	1.34%
Ratio of net investment income to average net assets	2.48%	2.37%	2.02%	2.79%	2.39%
Portfolio turnover rate	29.9%	26.3%	31.3%	16.6%	23.8%
Net assets, end of period (in thousands)	$ 42,501	$ 39,386	$ 42,721	$ 35,685	$ 24,558

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 6.2%		
Common Stocks 6.2%		
Amcor	7,802,421	63,984
Australia & New Zealand Banking	2,949,432	77,919
Downer EDI (1)	5,517,932	20,563
Macquarie Group	1,276,101	42,257
Pacific Brands	17,801,769	11,457
Suncorp Group	6,189,089	60,391
Telstra	8,145,886	35,007
Westfield Retail Trust, REIT	14,914,939	47,996
Total Australia (Cost $316,735)		359,574
BRAZIL 1.1%		
Common Stocks 1.1%		
Banco Santander Brasil, ADR (USD)	6,683,800	45,450
Energias do Brasil	2,712,147	16,959
Total Brazil (Cost $79,625)		62,409
CHINA 0.5%		
Common Stocks 0.5%		
Soho China (HKD) (2)	41,830,500	28,445
Total China (Cost $26,201)		28,445
DENMARK 0.9%		
Common Stocks 0.9%		
Carlsberg, Class B	629,066	54,268
Total Denmark (Cost $58,089)		54,268
FRANCE 6.2%		
Common Stocks 6.2%		
Bouygues	969,971	23,328
Cap Gemini	911,763	38,325

Nexity	425,963	13,124
Pernod Ricard	262,827	28,285
PPR	213,710	37,575
Publicis (2)	1,238,130	66,703
Sanofi	1,519,874	133,604
Teleperformance	653,975	19,776
Total France (Cost $323,255)		360,720

GERMANY 8.6%

Common Stocks 8.6%

Allianz	558,635	69,265
BASF	926,745	76,793
Bayer	1,092,116	95,110
Brenntag	171,520	21,618
Deutsche Bank	927,830	42,055
Deutsche Boerse	795,079	43,035
GEA Group	1,351,920	42,213
Infineon Technologies	6,064,797	41,270
Munich Re	240,132	38,594
Telefonica Deutschland Holding (1)	3,435,613	26,496
Total Germany (Cost $430,482)		496,449

HONG KONG 3.4%

Common Stocks 3.4%

AIA Group (2)	22,896,400	90,551
Esprit Holdings, Rights, 11/19/12 (1)	985,654	264
Hutchison Whampoa (2)	2,583,000	25,447
Kerry Properties	5,258,000	26,154
Sun Hung Kai Properties	3,241,000	45,123
Texwinca Holdings	9,092,000	7,227
Total Hong Kong (Cost $159,215)		194,766

IRELAND 0.5%

Common Stocks 0.5%

DCC	925,875	26,456
Total Ireland (Cost $20,886)		26,456

ITALY 3.1%

Common Stocks 3.1%

Eni	4,500,174	103,301
Prysmian	2,386,257	45,899
Telecom Italia	38,404,220	30,663
Total Italy (Cost $184,664)		179,863

JAPAN 18.1%

Common Stocks 18.1%

Asahi Kasei	2,931,000	16,118
Canon	1,392,900	44,982
Honda (2)	1,976,100	59,162
Hosiden	1,573,700	8,536
Inpex	9,761	55,634
Japan Tobacco	2,336,200	64,558
Koito Manufacturing	2,199,000	27,298
Konica Minolta	1,704,500	11,316
Mitsubishi	1,954,400	34,887
Mitsubishi Electric	6,384,000	47,662
Mitsubishi UFJ Lease & Finance	318,770	13,736
Mitsui	4,957,900	69,869
Mitsui Fudosan	3,403,000	68,759
Nippon Telegraph & Telephone	1,563,800	71,206
Nissan Motor	7,239,800	60,581
NS Solutions	460,500	9,322
Pola Orbis Holdings	601,200	18,918
Sankyo-Gunma	1,093,400	49,513

Sony Financial	3,212,500	57,304
Sumitomo	4,862,600	66,272
Sumitomo Mitsui Trust Holdings	15,864,480	48,092
Tokyo Electron (2)	721,400	32,397
Toshiba Machine	3,615,000	15,668
Toyo Suisan Kaisha	1,437,000	35,804
Tsuruha (2)	367,000	27,814
Yamada Denki (2)	718,400	31,137
Total Japan (Cost $1,101,457)		1,046,545

NETHERLANDS 4.8%

Common Stocks 4.8%

Koninklijke Ahold	5,704,968	72,636
Koninklijke DSM	894,255	45,917
Koninklijke KPN	5,181,517	32,714
Philips Electronics	2,498,079	62,459
Randstad Holdings	933,170	30,462
Ziggo	1,022,889	33,132
Total Netherlands (Cost $285,436)		277,320

NORWAY 2.1%

Common Stocks 2.1%

Aker Solutions (2)	1,905,533	37,433
BW Offshore (2)	9,790,768	5,753
DNB	6,513,307	81,341
Total Norway (Cost $101,984)		124,527

RUSSIA 0.5%

Common Stocks 0.5%

Gazprom, ADR (USD)	3,527,399	32,223
Total Russia (Cost $38,311)		32,223

UNITED KINGDOM 26.8%

Common Stocks 26.8%

Amlin	4,268,430	25,707
Barclays, ADR (USD)	3,887,652	57,537
BHP Billiton	1,678,263	53,773
BP, ADR (USD)	696,247	29,862
Carillion	6,431,668	31,947
Cookson Group	4,643,387	43,648
Dairy Crest	1,153,891	6,636
Direct Line Insurance (1)	1,866,572	5,859
GKN	13,040,921	43,689
GlaxoSmithKline, ADR (USD)	2,545,771	114,305
HSBC	5,006,218	49,184
Imperial Tobacco	1,275,016	48,147
Informa	4,643,742	29,990
Kingfisher	6,915,968	32,310
Land Securities, REIT	5,030,071	65,263
National Grid	5,673,822	64,688
Next	1,038,089	59,738
Persimmon	4,681,766	60,064
Rio Tinto	1,472,240	73,758
Rolls-Royce Holdings (1)	4,060,880	55,997
Royal Dutch Shell, B Shares, ADR (USD)	2,596,071	183,359
Salamander Energy (1)	4,865,365	15,114
SSE	2,940,142	68,703
Standard Chartered	968,030	22,862
Tesco	15,530,682	80,163
Vodafone, ADR (USD)	4,874,680	132,689
Wolseley	803,932	35,145
WPP	4,818,918	62,173
		1,552,310

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/12	10/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 144,580	$ 108,440
Net realized gain (loss)	(250,352)	14,868
Change in net unrealized gain (loss)	361,006	(332,814)
Increase (decrease) in net assets from operations	255,234	(209,506)
Distributions to shareholders		
Net investment income		
Investor Class	(116,498)	(72,904)
Advisor Class	(3,991)	(4,425)
R Class	(840)	(740)
Decrease in net assets from distributions	(121,329)	(78,069)
Capital share transactions*		
Shares sold		
Investor Class	1,579,444	1,350,129
Advisor Class	29,075	39,859
R Class	12,336	14,622
Distributions reinvested		
Investor Class	115,501	71,977
Advisor Class	2,967	2,968
R Class	840	740
Shares redeemed		
Investor Class	(378,746)	(226,214)
Advisor Class	(70,717)	(66,741)
R Class	(10,957)	(15,971)
Redemption fees received	32	81
Increase in net assets from capital share transactions	1,279,775	1,171,450
Net Assets		
Increase during period	1,413,680	883,875
Beginning of period	4,377,308	3,493,433
End of period	**$ 5,790,988**	**$ 4,377,308**
Undistributed net investment income	121,333	98,082

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2012, the fund realized $34,750,000 of net gain on $113,321,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2012, the value of loaned securities was $37,118,000; the value of cash collateral investments was $39,742,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,558,332,000 and $1,424,651,000, respectively, for the year ended October 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended October 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2012 and October 31, 2011, totaled $121,329,000 and $78,069,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund’s available capital loss carryforwards as of October 31, 2012, expire as follows: $31,277,000 in fiscal 2016, $285,382,000 in fiscal 2017, and $76,910,000 in fiscal 2018; $300,524,000 have no expiration.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2012, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended October 31, 2012, expenses incurred pursuant to these service agreements were $162,000 for Price Associates; $342,000 for T. Rowe Price Services, Inc.; and $213,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2012, the fund was charged $220,000 for shareholder servicing costs related to the college savings plans, of which $180,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2012, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2012, the fund was allocated $624,000 of Spectrum Funds’ expenses and $7,091,000 of Retirement Funds’ expenses. Of these amounts, $4,430,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. $6,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2012, approximately 10% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 78% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 14, 2012

Tax Information (Unaudited) for the Tax Year Ended 10/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $128,717,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $153,281,000 and foreign taxes paid of $6,208,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[138]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006
[138]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director
[138]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[138]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[138]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006
[138]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[138]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[138]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[138]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly employee, African
Development Bank (to 2008)

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Harvard Business School (to 2008)

Sheena L. Barbosa (1983)	Employee, T. Rowe Price
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head
of Global Emerging Markets Research, Pictet
Asset Management Ltd. (to 2011), and Portfolio
Manager of Africa and Middle East portfolios
and other emerging markets strategies, Pictet
Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong; formerly
Vice President	Associate Director, HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Jessie Q. Ding (1981)	Vice President, Price Hong Kong; formerly
Vice President	associate, TPG Capital (to 2008)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong
Vice President

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Jai Kapadia (1982)	Employee, T. Rowe Price; formerly student,
Vice President	MIT Sloan School of Management (to 2011);
Associate Analyst, Sirios Capital Management
(to 2009)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equity
Fund Manager, Citi (London) (to 2008)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price International
Vice President

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010);
Senior Trader, Brevan Howard (to 2008)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
HBK Capital Management (to 2008)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Amitabh Shah (1980)	Vice President, T. Rowe Price International
Vice President

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Vice President, Price Singapore; formerly
Vice President	Equity Research Analyst, Samsung Securities
(to 2008); student, Columbia Business School
(to 2010)

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Jean Pierre Thibaud (1982)	Employee, T. Rowe Price; formerly student,
Vice President	Harvard Business School (to 2011); Senior
Associate, MBA Lazard (to 2009)

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2009)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2008)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,333,000 and $1,632,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 14, 2012